EXHIBIT M
=========

Narrative for the Hypothetical Illustration 1
---------------------------------------------
I.  The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
--------------
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
-------------
The death benefit is a level death benefit of $150,000.

Accumulated Value:
-----------------
Accumulated Value at the end of contact year 4                                               $5,391.11
+
Premium at the beginning of month 1 in the 4th year*                                         $2,000.00
-
Sales Expense Charge**                                                                         $100.00
-
Administrative Charge (Accumulated charges for the 5th year)***                                $108.00
-
Cost of Insurance Charge***                                                                    $445.13
-
Mortality and Expense Charge***                                                                 $76.28
+
Hypothetical Rate of Return****                                                                $(51.42)
=                                                                                            ---------
Accumulated Value at the end of contract year 5                                              $6,610.28

*   The premium is an annual premium.  We assume the premium to be paid at the beginning of month 1 in each year.

**  Sales Expense Charge is a charge of 5% of each premium payment.  One payment was made during the 5th contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value.  The charge at the end of each month is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value.  The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
1          $37.01
2          $37.03
3          $37.04
4          $37.06
5          $37.07
6          $37.09
7          $37.10
8          $37.12
9          $37.13
10         $37.15
11         $37.16
12         $37.17
          -------
Total     $445.13

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
1          $6.64
2          $6.59
3          $6.54
4          $6.49
5          $6.43
6          $6.38
7          $6.33
8          $6.28
9          $6.23
10         $6.18
11         $6.12
12         $6.07
          ------
Total     $76.28

****
The hypothetical rate of return is 0%.  The average annual portfolio fees and expenses are .74%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5th year are:

Month       Monthly Net Returns
1          ($4.48)
2          ($4.44)
3          ($4.41)
4          ($4.37)
5          ($4.34)
6          ($4.30)
7          ($4.27)
8          ($4.23)
9          ($4.20)
10         ($4.16)
11         ($4.13)
12         ($4.09)
          --------
Total     ($51.42)

Cash Surrender Value:
--------------------
Accumulated Value at the end of contract year 5                                    $6,610.00
-
The surrender charge for the 5th year                                              $2,208.00
=                                                                                  ---------
Cash Surrender Value at the end of  contract year 5                                $4,402.28

Note:  The surrender value calculation would not differ for other years.

II.  The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
--------------
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
-------------
The death benefit is a level death benefit of $150,000.

Accumulated Value:
-----------------
Accumulated Value at the end of contact year 4                                               $5,459.73
+
Premium at the beginning of month 1 in the 4th year*                                         $2,000.00
-
Sales Expense Charge**                                                                         $100.00
-
Administrative Charge (Accumulated charges for the 5th year)***                                $108.00
-
Cost of Insurance Charge***                                                                    $397.77
-
Mortality and Expense Charge***                                                                 $66.80
+
Hypothetical Rate of Return****                                                                $(52.16)
=                                                                                            ---------
Accumulated Value at the end of contract year 5                                              $6,735.00

*   The premium is an annual premium.  We assume the premium to be paid at the beginning of month 1 in each year.

**  Sales Expense Charge is a charge of 5% of each premium payment.  One payment was made during the 5th contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value.  The end of the month charge is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value.  The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
1          $33.08
2          $33.09
3          $33.11
4          $33.12
5          $33.13
6          $33.14
7          $33.15
8          $33.17
9          $33.18
10         $33.19
11         $33.20
12         $33.21
          -------
Total     $397.77

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
1          $5.79
2          $5.75
3          $5.71
4          $5.67
5          $5.63
6          $5.59
7          $5.55
8          $5.51
9          $5.46
10         $5.42
11         $5.38
12         $5.34
          ------
Total     $66.80

****
The hypothetical rate of return is 0%.  The average annual portfolio fees and expenses are .74%. The net returns illustrated for the 5th year are:

Month      Monthly Net Returns
-----      -------------------
1          (4.52)
2          (4.49)
3          (4.46)
4          (4.43)
5          (4.40)
6          (4.36)
7          (4.33)
8          (4.30)
9          (4.27)
10         (4.23)
11         (4.20)
12         (4.17)
          ------
Total     (52.16)

Cash Surrender Value:
--------------------
Accumulated Value at the end of contract year 5                                    $6,724.35
-
The surrender charge for the 5th year                                              $2,208.00
=                                                                                  =========
Cash Surrender Value at the end of  contract year 5                                $4,527.00

Note:  The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 2
---------------------------------------------
I.  The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
--------------
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
-------------
The death benefit is a variable death benefit of $150,000.

Accumulated Value:
-----------------
Accumulated Value at the end of contact year 4                                               $5,352.48
+
Premium at the beginning of month 1 in the 4th year*                                         $2,000.00
-
Sales Expense Charge**                                                                         $100.00
-
Administrative Charge (Accumulated charges for the 5th year)***                                $108.00
-
Cost of Insurance Charge***                                                                    $466.80
-
Mortality and Expense Charge***                                                                 $75.76
+
Hypothetical Rate of Return****                                                                $(51.05)
=                                                                                            ---------
Accumulated Value at the end of contract year 5                                              $6,550.87

*   The premium is an annual premium.  We assume the premium to be paid at the beginning of month 1 in each year.

**  Sales Expense Charge is a charge of 5% of each premium payment.  One payment was made during the 5th contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value.  The charge at the end of each month is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value.  The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
13         $38.90
14         $38.90
15         $38.90
16         $38.90
17         $38.90
18         $38.90
19         $38.90
20         $38.90
21         $38.90
22         $38.90
23         $38.90
24         $38.90
          -------
Total     $466.80

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
13         $6.61
14         $6.55
15         $6.50
16         $6.45
17         $6.39
18         $6.34
19         $6.29
20         $6.23
21         $6.18
22         $6.13
23         $6.07
24         $6.02
          ------
Total     $75.76

****
The hypothetical rate of return is 0%.  The average annual portfolio fees and expenses are .74%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5th year are:

Month      Monthly Net Returns
-----      -------------------
13         ($4.45)
14         ($4.42)
15         ($4.38)
16         ($4.34)
17         ($4.31)
18         ($4.27)
19         ($4.24)
20         ($4.20)
21         ($4.16)
22         ($4.13)
23         ($4.09)
24         ($4.06)
          --------
Total     ($51.05)

Cash Surrender Value:
--------------------
Accumulated Value at the end of contract year 5                                    $6,550.87
-
The surrender charge for the 5th year                                              $2,208.00
=                                                                                  ---------
Cash Surrender Value at the end of  contract year 5                                $4,342.87

Note:  The surrender value calculation would not differ for other years.

II.  The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
--------------
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
-------------
The death benefit is a variable death benefit of $150,000.

Accumulated Value:
-----------------
Accumulated Value at the end of contact year 4                                               $5,422.41
+
Premium at the beginning of month 1 in the 4th year*                                         $2,000.00
-
Sales Expense Charge**                                                                         $100.00
-
Administrative Charge (Accumulated charges for the 5th year)***                                $108.00
-
Cost of Insurance Charge***                                                                    $417.48
-
Mortality and Expense Charge***                                                                 $66.37
+
Hypothetical Rate of Return****                                                                $(51.81)
=                                                                                            ---------
Accumulated Value at the end of contract year 5                                              $6,678.75

*   The premium is an annual premium.  We assume the premium to be paid at the beginning of month 1 in each year.

**  Sales Expense Charge is a charge of 5% of each premium payment.  One payment was made during the 5th contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value.  The end of the month charge is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value.  The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
13         $34.79
14         $34.79
15         $34.79
16         $34.79
17         $34.79
18         $34.79
19         $34.79
20         $34.79
21         $34.79
22         $34.79
23         $34.79
24         $34.79
          -------
Total     $417.48

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
13         $5.76
14         $5.72
15         $5.68
16         $5.64
17         $5.59
18         $5.55
19         $5.51
20         $5.47
21         $5.43
22         $5.38
23         $5.34
24         $5.30
          ------
Total     $66.37

****
The hypothetical rate of return is 0%.  The average annual portfolio fees and expenses are .74%. The net returns illustrated for the 5th year are:

Month      Monthly Net Returns
-----      -------------------
13         ($4.50)
14         ($4.47)
15         ($4.43)
16         ($4.40)
17         ($4.37)
18         ($4.33)
19         ($4.30)
20         ($4.27)
21         ($4.23)
22         ($4.20)
23         ($4.17)
24         ($4.14)
          -------
Total     ($51.81)

Cash Surrender Value:
--------------------
Accumulated Value at the end of contract year 5                                    $6,678.75
-
The surrender charge for the 5th year                                              $2,208.00
=                                                                                  ---------
Cash Surrender Value at the end of  contract year 5                                $4,470.75

Note:  The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 3
---------------------------------------------
I.  The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
--------------
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
-------------
The death benefit is a level death benefit of $150,000.

Accumulated Value:
-----------------
Accumulated Value at the end of contact year 4                                               $6,317.37
+
Premium at the beginning of month 1 in the 4th year*                                         $2,000.00
-
Sales Expense Charge**                                                                         $100.00
-
Administrative Charge (Accumulated charges for the 5th year)***                                $108.00
-
Cost of Insurance Charge***                                                                    $441.60
-
Mortality and Expense Charge***                                                                 $88.73
+
Hypothetical Rate of Return****                                                                $414.20
=                                                                                            ---------
Accumulated Value at the end of contract year 5                                              $7,993.24

*   The premium is an annual premium.  We assume the premium to be paid at the beginning of month 1 in each year.

**  Sales Expense Charge is a charge of 5% of each premium payment.  One payment was made during the 5th contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value.  The charge at the end of each month is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value.  The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
25         $36.77
26         $36.78
27         $36.78
28         $36.79
29         $36.79
30         $36.80
31         $36.80
32         $36.81
33         $36.81
34         $36.82
35         $36.82
36         $36.83
          -------
Total     $441.60

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
25         $7.49
26         $7.47
27         $7.45
28         $7.44
29         $7.42
30         $7.40
31         $7.39
32         $7.37
33         $7.35
34         $7.33
35         $7.32
36         $7.30
          ------
Total     $88.73

****
The hypothetical rate of return is 6%.  The average annual portfolio fees and expenses are .74%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5th year are:

Month      Monthly Net Returns
-----      -------------------
25         $34.95
26         $34.87
27         $34.79
28         $34.72
29         $34.64
30         $34.56
31         $34.48
32         $34.40
33         $34.32
34         $34.24
35         $34.16
36         $34.07
          -------
Total     $414.20

Cash Surrender Value:
--------------------
Accumulated Value at the end of contract year 5                                    $7,993.24
-
The surrender charge for the 5th year                                              $2,208.00
=
Cash Surrender Value at the end of  contract year 5                                $5,785.24

Note:  The surrender value calculation would not differ for other years.

II.  The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
--------------
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
-------------
The death benefit is a level death benefit of $150,000.

Accumulated Value:
-----------------
Accumulated Value at the end of contact year 4                                               $6,393.78
+
Premium at the beginning of month 1 in the 4th year*                                         $2,000.00
-
Sales Expense Charge**                                                                         $100.00
-
Administrative Charge (Accumulated charges for the 5th year)***                                $108.00
-
Cost of Insurance Charge***                                                                    $394.58
-
Mortality and Expense Charge***                                                                 $77.69
+
Hypothetical Rate of Return****                                                                $419.85
=                                                                                            ----------
Accumulated Value at the end of contract year 5                                              $8,133.36

*   The premium is an annual premium.  We assume the premium to be paid at the beginning of month 1 in each year.

**  Sales Expense Charge is a charge of 5% of each premium payment.  One payment was made during the 5th contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value.  The end of the month charge is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value.  The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
25         $32.86
26         $32.87
27         $32.87
28         $32.87
29         $32.88
30         $32.88
31         $32.88
32         $32.89
33         $32.89
34         $32.89
35         $32.90
36         $32.90
          -------
Total     $394.58

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
25         $6.53
26         $6.52
27         $6.51
28         $6.50
29         $6.49
30         $6.48
31         $6.47
32         $6.46
33         $6.45
34         $6.44
35         $6.43
36         $6.41
          ------
Total     $77.69

****
The hypothetical rate of return is 6%.  The average annual portfolio fees and expenses are .74%. The net returns illustrated for the 5th year are:

Month      Monthly Net Returns
-----      -------------------
25         $35.30
26         $35.24
27         $35.19
28         $35.13
29         $35.07
30         $35.02
31         $34.96
32         $34.90
33         $34.85
34         $34.79
35         $34.73
36         $34.67
          -------
Total     $419.85

Cash Surrender Value:
--------------------
Accumulated Value at the end of contract year 5                                    $8,133.36
-
The surrender charge for the 5th year                                              $2,208.00
=                                                                                  ---------
Cash Surrender Value at the end of  contract year 5                                $5,925.36

Note:  The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 4
---------------------------------------------
I.  The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
--------------
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
-------------
The death benefit is a variable death benefit of $150,000.

Accumulated Value:
-----------------
Accumulated Value at the end of contact year 4                                               $6,271.15
+
Premium at the beginning of month 1 in the 4th year*                                         $2,000.00
-
Sales Expense Charge**                                                                         $100.00
-
Administrative Charge (Accumulated charges for the 5th year)***                                $108.00
-
Cost of Insurance Charge***                                                                    $466.80
-
Mortality and Expense Charge***                                                                 $88.07
+
Hypothetical Rate of Return****                                                                $411.05
=                                                                                            ---------
Accumulated Value at the end of contract year 5                                              $7,919.33

*   The premium is an annual premium.  We assume the premium to be paid at the beginning of month 1 in each year.

**  Sales Expense Charge is a charge of 5% of each premium payment.  One payment was made during the 5th contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value.  The charge at the end of each month is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value.  The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
37         $38.90
38         $38.90
39         $38.90
40         $38.90
41         $38.90
42         $38.90
43         $38.90
44         $38.90
45         $38.90
46         $38.90
47         $38.90
48         $38.90
          -------
Total     $446.80

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
37         $7.44
38         $7.43
39         $7.41
40         $7.39
41         $7.37
42         $7.35
43         $7.33
44         $7.31
45         $7.29
46         $7.27
47         $7.25
48         $7.23
          ------
Total     $88.07

****
The hypothetical rate of return is 6%.  The average annual portfolio fees and expenses are .74%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5th year are:

Month      Monthly Net Returns
-----      -------------------
37         $34.74
38         $34.66
39         $34.57
40         $34.48
41         $34.39
42         $34.30
43         $34.21
44         $34.12
45         $34.03
46         $33.94
47         $33.85
48         $33.76
          -------
Total     $411.05

Cash Surrender Value:
--------------------
Accumulated Value at the end of contract year 5                                    $7,919.33
-
The surrender charge for the 5th year                                              $2,208.00
=                                                                                  ---------
Cash Surrender Value at the end of  contract year 5                                $5,711.33

Note:  The surrender value calculation would not differ for other years.

II.  The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
--------------
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
-------------
The death benefit is a variable death benefit of $150,000.

Accumulated Value:
-----------------
Accumulated Value at the end of contact year 4                                               $6,349.11
+
Premium at the beginning of month 1 in the 4th year*                                         $2,000.00
-
Sales Expense Charge**                                                                         $100.00
-
Administrative Charge (Accumulated charges for the 5th year)***                                $108.00
-
Cost of Insurance Charge***                                                                    $417.36
-
Mortality and Expense Charge***                                                                 $77.13
+
Hypothetical Rate of Return****                                                                $416.86
=                                                                                            ---------
Accumulated Value at the end of contract year 5                                              $8,063.48

*   The premium is an annual premium.  We assume the premium to be paid at the beginning of month 1 in each year.

**  Sales Expense Charge is a charge of 5% of each premium payment.  One payment was made during the 5th contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value.  The end of the month charge is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value.  The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
37         $34.78
38         $34.78
39         $34.78
40         $34.78
41         $34.78
42         $34.78
43         $34.78
44         $34.78
45         $34.78
46         $34.78
47         $34.78
48         $34.78
          -------
Total     $417.36

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
37         $6.49
38         $6.48
39         $6.47
40         $6.46
41         $6.45
42         $6.43
43         $6.42
44         $6.41
45         $6.40
46         $6.39
47         $6.37
48         $6.36
          ------
Total     $77.13

****
The hypothetical rate of return is 6%.  The average annual portfolio fees and expenses are .74%. The net returns illustrated for the 5th year are:

Month      Monthly Net Returns
-----      -------------------
37         $35.10
38         $35.04
39         $34.97
40         $34.90
41         $34.84
42         $34.77
43         $34.71
44         $34.64
45         $34.57
46         $34.51
47         $34.44
48         $34.37
          -------
Total     $416.86

Cash Surrender Value:
--------------------
Accumulated Value at the end of contract year 5                                    $8,063.48
-
The surrender charge for the 5th year                                              $2,208.00
=                                                                                  ---------
Cash Surrender Value at the end of  contract year 5                                $5,855.48

Note:  The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 5
---------------------------------------------
I.  The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
--------------
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
-------------
The death benefit is a level death benefit of $150,000.

Accumulated Value:
-----------------
Accumulated Value at the end of contact year 4                                               $7,000.64
+
Premium at the beginning of month 1 in the 4th year*                                         $2,000.00
-
Sales Expense Charge**                                                                         $100.00
-
Administrative Charge (Accumulated charges for the 5th year)***                                $108.00
-
Cost of Insurance Charge***                                                                    $438.93
-
Mortality and Expense Charge***                                                                 $98.04
+
Hypothetical Rate of Return****                                                                $792.31
=                                                                                            ---------
Accumulated Value at the end of contract year 5                                              $9,047.98

*   The premium is an annual premium.  We assume the premium to be paid at the beginning of month 1 in each year.

**  Sales Expense Charge is a charge of 5% of each premium payment.  One payment was made during the 5th contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value.  The charge at the end of each month is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value.  The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
49         $36.59
50         $36.59
51         $36.59
52         $36.59
53         $36.58
54         $36.58
55         $36.58
56         $36.57
57         $36.57
58         $36.57
59         $36.56
60         $36.56
          -------
Total     $438.93

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
49         $8.11
50         $8.12
51         $8.13
52         $8.14
53         $8.15
54         $8.16
55         $8.18
56         $8.19
57         $8.20
58         $8.21
59         $8.22
60         $8.23
          ------
Total     $98.04

****
The hypothetical rate of return is 10%.  The average annual portfolio fees and expenses are .74%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5th year are:

Month      Monthly Net Returns
-----      -------------------
49         $65.53
50         $65.62
51         $65.71
52         $65.80
53         $65.89
54         $65.98
55         $66.07
56         $66.16
57         $66.25
58         $66.34
59         $66.43
60         $66.53
          -------
Total     $792.31

Cash Surrender Value:
--------------------
Accumulated Value at the end of contract year 5                                    $9,047.98
-
The surrender charge for the 5th year                                              $2,208.00
=                                                                                  ---------
Cash Surrender Value at the end of  contract year 5                                $6,839.98

Note:  The surrender value calculation would not differ for other years.

II.  The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
--------------
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
-------------
The death benefit is a level death benefit of $150,000.

Accumulated Value:
-----------------
Accumulated Value at the end of contact year 4                                               $7,082.75
+
Premium at the beginning of month 1 in the 4th year*                                         $2,000.00
-
Sales Expense Charge**                                                                         $100.00
-
Administrative Charge (Accumulated charges for the 5th year)***                                $108.00
-
Cost of Insurance Charge***                                                                    $392.18
-
Mortality and Expense Charge***                                                                 $85.80
+
Hypothetical Rate of Return****                                                                $802.84
=                                                                                            ---------
Accumulated Value at the end of contract year 5                                              $9,199.61

*   The premium is an annual premium.  We assume the premium to be paid at the beginning of month 1 in each year.

**  Sales Expense Charge is a charge of 5% of each premium payment.  One payment was made during the 5th contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value.  The end of the month charge is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value.  The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
49         $32.70
50         $32.70
51         $32.70
52         $32.69
53         $32.69
54         $32.68
55         $32.68
56         $32.68
57         $32.67
58         $32.67
59         $32.66
60         $32.66
          -------
Total     $392.18

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
49         $7.07
50         $7.09
51         $7.10
52         $7.11
53         $7.13
54         $7.14
55         $7.16
56         $7.17
57         $7.19
58         $7.20
59         $7.21
60         $7.23
          ------
Total     $85.80

****
The hypothetical rate of return is 10%.  The average annual portfolio fees and expenses are .74%. The net returns illustrated for the 5th year are:

Month      Monthly Net Returns
-----      -------------------
49         $66.18
50         $66.31
51         $66.44
52         $66.57
53         $66.70
54         $66.83
55         $66.96
56         $67.10
57         $67.23
58         $67.37
59         $67.51
60         $67.64
          -------
Total     $802.84

Cash Surrender Value:
--------------------
Accumulated Value at the end of contract year 5                                    $9,199.61
-
The surrender charge for the 5th year                                              $2,208.00
=                                                                                  ---------
Cash Surrender Value at the end of  contract year 5                                $6,991.61

Note:  The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 6
---------------------------------------------
I.  The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
--------------
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
-------------
The death benefit is a variable death benefit of $150,000.

Accumulated Value:
-----------------
Accumulated Value at the end of contact year 4                                               $6,948.84
+
Premium at the beginning of month 1 in the 4th year*                                         $2,000.00
-
Sales Expense Charge**                                                                         $100.00
-
Administrative Charge (Accumulated charges for the 5th year)***                                $108.00
-
Cost of Insurance Charge***                                                                    $466.80
-
Mortality and Expense Charge***                                                                 $97.32
+
Hypothetical Rate of Return****                                                                $786.18
=                                                                                            ---------
Accumulated Value at the end of contract year 5                                              $8,962.90

*   The premium is an annual premium.  We assume the premium to be paid at the beginning of month 1 in each year.

**  Sales Expense Charge is a charge of 5% of each premium payment.  One payment was made during the 5th contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value.  The charge at the end of each month is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value.  The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
61         $38.90
62         $38.90
63         $38.90
64         $38.90
65         $38.90
66         $38.90
67         $38.90
68         $38.90
69         $38.90
70         $38.90
71         $38.90
72         $38.90
          -------
Total     $446.80

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
61         $8.06
62         $8.07
63         $8.08
64         $8.09
65         $8.10
66         $8.11
67         $8.11
68         $8.12
69         $8.13
70         $8.14
71         $8.15
72         $8.16
          ------
Total     $97.32

****
The hypothetical rate of return is 10%.  The average annual portfolio fees and expenses are .74%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5th year are:

Month      Monthly Net Returns
-----      -------------------
61         $65.13
62         $65.20
63         $65.27
64         $65.34
65         $65.41
66         $65.48
67         $65.55
68         $65.62
69         $65.69
70         $65.76
71         $65.83
72         $65.90
          -------
Total     $786.18

Cash Surrender Value:
--------------------
Accumulated Value at the end of contract year 5                                    $8,962.90
-
The surrender charge for the 5th year                                              $2,208.00
=                                                                                  ---------
Cash Surrender Value at the end of  contract year 5                                $6,754.90

Note:  The surrender value calculation would not differ for other years.

II.  The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:
--------------
The premium outlay is the required first year minimum premium paid annually.

Death Benefit:
-------------
The death benefit is a variable death benefit of $150,000.

Accumulated Value:
-----------------
Accumulated Value at the end of contact year 4                                               $7,032.59
+
Premium at the beginning of month 1 in the 4th year*                                         $2,000.00
-
Sales Expense Charge**                                                                         $100.00
-
Administrative Charge (Accumulated charges for the 5th year)***                                $108.00
-
Cost of Insurance Charge***                                                                    $417.36
-
Mortality and Expense Charge***                                                                 $85.21
+
Hypothetical Rate of Return****                                                                $796.95
=                                                                                            ---------
Accumulated Value at the end of contract year 5                                              $9,118.97

*   The premium is an annual premium.  We assume the premium to be paid at the beginning of month 1 in each year.

**  Sales Expense Charge is a charge of 5% of each premium payment.  One payment was made during the 5th contract year.

*** The Administrative Charge is an end of the month deduction from the Accumulated Value.  The end of the month charge is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value.  The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
61         $34.78
62         $34.78
63         $34.78
64         $34.78
65         $34.78
66         $34.78
67         $34.78
68         $34.78
69         $34.78
70         $34.78
71         $34.78
72         $34.78
          -------
Total     $417.36

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the
5th year are:

Month      Monthly Charge
-----      --------------
61         $7.03
62         $7.05
63         $7.06
64         $7.07
65         $7.08
66         $7.09
67         $7.11
68         $7.12
69         $7.13
70         $7.14
71         $7.16
72         $7.17
          ------
Total     $85.21

****
The hypothetical rate of return is 10%.  The average annual portfolio fees and expenses are .74%. The net returns illustrated for the 5th year are:

Month      Monthly Net Returns
-----      -------------------
61         $65.79
62         $65.90
63         $66.01
64         $66.12
65         $66.24
66         $66.35
67         $66.47
68         $66.58
69         $66.70
70         $66.11
71         $66.93
72         $67.05
          -------
Total     $796.95

Cash Surrender Value:
--------------------
Accumulated Value at the end of contract year 5                                    $9,118.97
-
The surrender charge for the 5th year                                              $2,208.00
=                                                                                  ---------
Cash Surrender Value at the end of  contract year 5                                $6,910.97

Note:  The surrender value calculation would not differ for other years.